SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Report Date (Date of earliest event reported): October 17, 1995


                         MANATRON, INC.
       (Exact name of registrant as specified in charter)




       MICHIGAN                  0-015264           38-1983228
(State or other jurisdic-      (Commission        (IRS Employer
tion of incorporation)         File Number)       Identification
                                                      Number)



         2970 SOUTH 9TH STREET
          KALAMAZOO, MICHIGAN                          49009
 (Address of principal executive offices)            (Zip Code)



                         (616) 375-5300
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)








Item 5.   OTHER EVENTS.

         Since the initial establishment of the business in 1969, Allen F. Peat has served as the Chairman, President and Chief Executive Officer of Manatron, Inc. ("Manatron" or the "Registrant"). Since 1986, Mr. Peat has been employed by Manatron pursuant to an executive employment agreement. Mr. Peat and the Board of Directors of the Registrant have been engaged in a review of Manatron's strategic planning and management succession planning alternatives. In connection with its review of these alternatives, Manatron has engaged consultants and professional advisors, including an executive compensation consulting firm. As previously publicly announced, effective as of October 17, 1995, Mr. Peat retired as President, Chief Executive Officer and Chairman. A copy of the Manatron's October 19, 1995 press release is attached as Exhibit 99(a).

         Manatron and Mr. Peat have entered into an agreement, effective as of October 17, 1995, setting forth the terms pursuant to which Mr. Peat retired as an officer and an employee of Manatron ("Agreement"). A copy of the Agreement is attached to this Form 8-K Current Report as Exhibit
10. The Agreement terminated Mr. Peat's five-year employment agreement and provided for a severance compensation payment of $240,000 in October, 1995. In addition, non-qualified deferred compensation of $640,000, and other payments, compensation, or discharge of indebtedness aggregating approximately $400,000 will be paid over a four-year period beginning January 1, 1996.

         In addition, the Agreement provides that the Registrant assumes and agrees to pay on March 15, 1996, the third and final installment of approximately $750,000 owed to Ronald D. Stoynoff pursuant to a stock purchase agreement between Mr. Peat and Mr. Stoynoff entered into on March 15, 1994 whereby Mr. Peat agreed to acquire 430,423 shares of Common Stock from Mr. Stoynoff at a purchase price of $5.00 per share. In exchange for assuming the obligation to make this payment, Manatron will receive approximately 150,000 shares of Manatron Common Stock. Because the current fair market value of the stock is below the $5 per share price provided for in the 1994 note, approximately $320,000 of this payment will be treated as compensation expense. Manatron intends to enter into discussions with Mr. Stoynoff concerning alternative approaches to the obligation assumed by Manatron. A copy of the Registrant's November 14, 1995 press release is attached to this Form 8-K as Exhibit 99(b).











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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

    (c)  Exhibits:

         10     Agreement dated as of October 17, 1995 Between
                Manatron, Inc. and Allen F.  Peat                           6

         99(a)  Press Release of Manatron, Inc. dated October
                19, 1995                                                   19

         99(b)  Press Release of Manatron, Inc. dated November
                14, 1995                                                   22






































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                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 13, 1995         MANATRON, INC.



                                  By  \S\ PAUL R. SYLVESTER
                                      Paul R. Sylvester
                                      Vice President - Finance




































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                          EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT            DOCUMENT                                      NUMBERED PAGE

10             Agreement dated as of October 17, 1995
               Between Manatron, Inc. And Allen F. Peat                6

99(a)          Press Release of Manatron, Inc. dated
               October 19, 1995                                       19

99(b)          Press Release of Manatron, Inc. dated
               November 14, 1995                                      22





































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